EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT
TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Nandan M. Nilekani, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Infosys Technologies Limited on Form 20-F for the year ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 20-F fairly presents in all material respects the financial condition and results of operations of Infosys Technologies Limited.

/s/ Nandan M. Nilekani

May 7, 2004	Nandan M. Nilekani
Chief Executive Officer

     I, T. V. Mohandas Pai, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Infosys Technologies Limited on Form 20-F for the year ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 20-F fairly presents in all material respects the financial condition and results of operations of Infosys Technologies Limited.

/s/ T. V. Mohandas Pai

May 7, 2004	T. V. Mohandas Pai
Chief Financial Officer